UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2020

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Senior Secured Notes Offering
On April 2, 2020, TransDigm Group Incorporated (“TransDigm Group”) issued a press release (the “Press Release”) relating to the proposed offering of senior secured notes (the “Notes”) by TransDigm Inc., its wholly-owned subsidiary, pursuant to a confidential offering memorandum (the “Offering Memorandum”) in a private placement under Rule 144A and Regulation S of the Securities Act of 1933 (the “Securities Act”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In the Offering Memorandum, TransDigm Group discloses net sales from continuing operations and EBITDA As Defined of $5,695 million and $2,613 million, respectively, for the twelve-month period ended December 28, 2019. Had the acquisition of Esterline Technologies Corporation (“Esterline”) closed at the beginning of that period, based on management’s estimates, the transactions would have contributed additional net sales from continuing operations and EBITDA As Defined of approximately $286 million and $23 million, respectively, for the twelve-month period ended December 28, 2019. The reconciliations of income from continuing operations to EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined and the reconciliations of net cash provided by operating activities to EBITDA, EBITDA As Defined and Pro Form EBITDA As Defined, in each case for the twelve-month period ended December 28, 2019, are furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither the Press Release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
TransDigm Group expects to use the net proceeds from the offering of the Notes for general corporate purposes, including further increasing its liquidity.

COVID-19
In December 2019, a novel strain of coronavirus (“COVID-19”) surfaced in Wuhan, China, and has since spread to other countries, including the United States. In March 2020, the World Health Organization characterized COVID-19 as a pandemic. As of December 28, 2019, the COVID-19 pandemic had not had a significant impact on TransDigm Group’s business. However, efforts to contain the spread of COVID-19 have intensified. Several countries, including the United States, have taken steps to restrict travel, temporarily close businesses and issue quarantine orders, and it remains unclear how long such measures will remain in place. The airline industry, in particular, has been significantly disrupted, both domestically and internationally. Within the United States, TransDigm Group’s business has been designated an essential business, which allows TransDigm Group to continue to serve its customers.
On March 27, 2020, President Trump signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property. It is currently unclear how or if TransDigm Group will benefit from the CARES Act, but TransDigm Group continues to examine the impacts the CARES Act may have on its business, results of operations, financial condition or liquidity.
In the near term, the outbreak and worsening of the COVID-19 pandemic will adversely impact TransDigm Group’s commercial aftermarket sales. TransDigm Group believes that the COVID-19 pandemic will also adversely impact its commercial original equipment manufacturer (“OEM”) sales over the long term. In response to the COVID-19 pandemic and the estimated decrease in shipping levels, TransDigm Group will reduce its workforce by up to 15%, as well as implement temporary furloughs in response to business unit-specific situations. The impact of the COVID-19 pandemic is fluid and continues to evolve, and therefore, TransDigm Group cannot currently predict the extent to which its business, results of operations, financial condition or liquidity will ultimately be impacted.

Impact on Second Quarter Results
TransDigm Group has not yet finalized its financial results for the second quarter of fiscal 2020.  At this time, it is difficult to estimate sales, EBITDA As Defined, and earnings per share for this time period.  TransDigm Group expects these quarterly amounts may have been modestly adversely impacted by decreases in sales in its commercial aftermarket and commercial OEM channels during approximately the last three weeks of the second quarter of fiscal 2020 due to the impact of the COVID-19 pandemic on its non-defense customers and their demand for its products and services.  Because this situation is ongoing and because the duration and severity of the pandemic are unclear, it is difficult to forecast any impacts on TransDigm Group’s future results.  However, TransDigm Group currently expects the COVID-19 pandemic to have a significant adverse impact on its sales, EBITDA As Defined, and net income for the third quarter of fiscal 2020 under the assumption that the COVID-19 pandemic will adversely affect its non-defense customers and their demand for its products and services during the entire third quarter of fiscal 2020.
The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act.
NON-GAAP FINANCIAL MEASURES

This Current Report on Form 8-K contains non-GAAP financial measures such as EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined, none of which are measurements of financial performance under generally accepted accounting principles in the United States (“GAAP”). TransDigm Group defines “EBITDA” as earnings before interest, taxes, depreciation and amortization, “EBITDA As Defined” as EBITDA plus, as applicable for each relevant period, certain adjustments as set forth in the reconciliations of income from continuing operations to EBITDA and EBITDA As Defined and the reconciliations of net cash provided by operating activities to EBITDA and EBITDA As Defined presented in Exhibit 99.2 hereto and “Pro Forma EBITDA As Defined” (for the twelve-month period ended December 28, 2019) as EBITDA As Defined plus management’s estimates of the impact of the acquisition of Esterline Technologies Corporation (“Esterline”) as if such acquisition occurred at the beginning of the twelve-month period ended December 28, 2019; however, “Pro Forma EBITDA As Defined” does not give effect to the sale of the Esterline Interface Technology group of businesses on September 20, 2019 or the sale of the Souriau-Sunbank Connection Technologies business on December 20, 2019, both of which TransDigm Group acquired as part of its acquisition of Esterline. TransDigm Group presents EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined because it believes they are useful indicators for evaluating operating performance and liquidity.

TransDigm Group’s management believes that EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined are useful as indicators of liquidity because securities analysts, investors, rating agencies and others use EBITDA to evaluate a company’s ability to incur and service debt. In addition, EBITDA As Defined is useful to investors because the revolving credit facility under TransDigm Group’s senior secured credit facilities requires compliance under certain circumstances, on a pro forma basis, with a financial covenant that measures the ratio of the amount of TransDigm Group’s total net indebtedness to the amount of its Consolidated EBITDA, defined in substantially the same manner as it defines EBITDA As Defined herein. This financial covenant is a material term of TransDigm Group’s revolving credit facility under its senior secured credit facilities as the failure to comply with such financial covenant could result in an event of default in respect of its senior secured credit facilities (and such an event of default could, in turn, result in an event of default under the indentures governing its notes).
In addition to the above, TransDigm Group’s management uses EBITDA As Defined to review and assess the performance of the management team in connection with employee incentive programs and to prepare its annual budget and financial projections. Moreover, TransDigm Group’s management uses EBITDA As Defined to evaluate acquisitions.
Although TransDigm Group uses EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined as measures to assess the performance of its business and for the other purposes set forth above, the use of these non-GAAP financial measures as analytical tools has limitations, and you should not consider any of them in isolation, or as a substitute for analysis of TransDigm Group’s results of operations as reported in accordance with GAAP. Some of these limitations are:

•
none of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined reflect the significant interest expense, or the cash requirements, necessary to service interest payments on TransDigm Group’s indebtedness;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and none of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined reflect any cash requirements for such replacements;

•	the omission of the substantial amortization expense associated with TransDigm Group’s intangible assets further limits the usefulness of EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined;

•	none of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined includes the payment of taxes, which is a necessary element of TransDigm Group’s operations; and

•
EBITDA As Defined and Pro Forma EBITDA As Defined exclude the cash expense TransDigm Group has incurred to integrate acquired businesses into its operations, which is a necessary element of certain of its acquisitions.

Because of these limitations, EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined should not be considered as measures of discretionary cash available to TransDigm Group to invest in the growth of its business. Management compensates for these limitations by not viewing EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined in isolation and specifically by using other GAAP measures, such as net income, net sales and operating profit, to measure TransDigm Group’s operating performance. None of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined is a measurement of financial performance under GAAP, and none should be considered as an alternative to net income or cash flow from operations determined in accordance with GAAP. TransDigm Group’s calculation of EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined may not be comparable to the calculation of similarly titled measures reported by other companies.
FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Exchange Act and 27A of the Securities Act. When used in this Current Report on Form 8-K, the words “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning are intended to identify forward-looking statements. Although TransDigm Group believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made in this Current Report on Form 8-K. The more important of such risks and uncertainties are set forth under “Item 1A. Risk Factors” in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission (“SEC”). Many such factors are outside the control of TransDigm Group. Consequently, such forward-looking statements should be regarded solely as TransDigm Group’s current plans, estimates and beliefs. TransDigm Group does not undertake, and specifically declines, any obligation, to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. All forward-looking statements attributable to TransDigm Group or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.
Important factors that could cause actual results to differ materially from the forward-looking statements made in this Current Report on Form 8-K include, but are not limited to: the impact that the COVID-19 pandemic has on TransDigm Group’s business, results of operations, financial condition and liquidity; the sensitivity of TransDigm Group’s business to the number of flight hours that its customers’ planes spend aloft and its customers’ profitability, both of which are affected by general economic conditions; future geopolitical or worldwide events; cyber-security threats and natural disasters; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier, including government audits and inspections; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions, including TransDigm Group’s acquisition of Esterline; TransDigm Group’s indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with TransDigm Group’s international sales and operations; TransDigm Group’s ability to successfully complete the offering of the Notes; and other factors. Please refer to “Risk Factors” in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and other reports that TransDigm Group or its subsidiaries have filed with the SEC for additional information regarding the foregoing factors that may affect TransDigm Group’s business.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release
99.2
Reconciliations of Income from Continuing Operations and Net Cash Provided by Operating Activities to EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined for the Twelve-Month Period Ended December 28, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Michael Lisman
Michael Lisman
Chief Financial Officer (Principal Financial Officer)

Date: April 2, 2020

Exhibit Index

Exhibit No.	Description

99.1	Press Release
99.2
Reconciliations of Income from Continuing Operations and Net Cash Provided by Operating Activities to EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined for the Twelve-Month Period Ended December 28, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)